UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2020

ZOOM TELEPHONICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

101 Arch Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K, filed on December 4, 2020 (the “Original Report”) of Zoom Telephonics, Inc. (the “Company”). The Original Report disclosed the Company’s completion of its acquisition of Minim Inc. (“Minim”). This Amendment provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K. No other modification to the Original Report is being made by this Amendment.

Forward Looking Statements

Certain statements and other information in this Amendment and the exhibits hereto may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995, including the estimates and assumptions used by the Company in preparing the pro forma financial information referenced in this Amendment. These forward looking statements are subject to a number of risks and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the Company's SEC reports, including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward looking statements in this report should be evaluated in light of these important risk factors. The Company is not responsible for updating the information contained in this Amendment beyond the date hereof.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The historical audited balance sheets of Minim as of December 31, 2019 and 2018, the related statements of operations, statements of cash flows and statements of stockholders’ equity for the years ended December 31, 2019 and 2018, the related notes thereto, are incorporated by reference as Exhibit 99.1 hereto.

The unaudited condensed financial statements of Minim as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 and the related notes are incorporated by reference as Exhibit 99.2 hereto.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial information of the Company, giving effect to the acquisition of Minim, and the related notes, required by Article 11 of Regulation S-X are incorporated by reference as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit Number	Title
23.1*	Consent of Baker Newman & Noyes LLC.
99.1*
The audited balance sheets of Minim Inc., as of December 31, 2019 and 2018, and the audited statements of operations, statements of stockholders’ equity, and statements of cash flows of Minim Inc., for the years ended December 31, 2019 and 2018, and the notes related thereto.

99.2*
The unaudited condensed balance sheet of Minim Inc. as of September 30, 2020 and the year ended December 31, 2019, and the unaudited condensed statements of operations, statements of stockholders (deficit) equity and statements of cash flows of Minim Inc. for the nine month periods ended September 30, 2020 and 2019, and the notes related thereto.

99.3*
The unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020.

*      Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: February 17, 2021	By:	/s/ Sean Doherty
Sean Doherty
Chief Financial Officer